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                                                                    Exhibit 23.2

                               Auditors' Consent
                               -----------------



The Board of Directors
 Wilsons Center, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                 KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 17, 1997